SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K/A
                                 Amendment No. 1


                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

  Date of Report:   November 1, 2005      Commission File No. 000-28813

                            NEW CENTURY ENERGY CORP.
             (Exact name of registrant as specified in its charter)

                                    COLORADO
         (State or other jurisdiction of incorporation or organization)

                                   93-1192725
                      (IRS Employer Identification Number)

                           5851 SAN FELIPE, SUITE 775
                              HOUSTON, TEXAS 77057
                    (Address of principal executive offices)

                                 (713) 266-4344
                               (Telephone number)


     The Registrant is filing this amended Report on Form 8-K to clarify the Registrant's position regarding the non-reliance on the Registrant's audited December 31, 2004, unaudited March 31, 2005 and June 30, 2005 financial statements to state that such restatements will be material; to disclose that our Chief Executive Officer and Chief Financial Officer concluded that our financial statements for the periods ended December 31, 2004, March 31, 2005 and June 30, 2005 can no longer be relied upon; and to state the effect that the knowledge of such required changes will have on the Registrant's conclusion regarding the effectiveness of its Controls and Procedures in the Registrant's amended 10-KSB for the year ended December 31, 2004, amended 10-QSB for the quarter ended March 31, 2005 and the amended 10-QSB for the quarter ended June 30, 2005.


ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

     On November 1, 2005, New Century Energy Corp. (the "Company," "we," "us"), entered into a Purchase and Sale Agreement ("Agreement") with Mr. Gerald W. Green, the "Seller." Pursuant to the Agreement, we agreed to purchase certain interests in and to certain oil and gas leases which are located within and adjacent to the Lindholm-Hanson Gas Unit in the Wishbone Field in McMullen County, Texas, located 80 miles south of San Antonio, Texas (the "Unit"), for $1,890,000, which we intend to fund from our current cash flows and operations. The interests purchased total a 1.75% working interest and a 1.3125% net revenue interest in the leases (the "Interest"). Assuming we are able to close the purchase of the Interest, our total ownership of interests within the Lindholm-Hanson Gas Unit will total a 15.20% working interest and a 12.2140% net revenue interest and our total ownership of the Lindholm fee #1 well, which is outside of the Unit will include a 12.10% working interest and an 8.9820% net revenue interest.

     The effective date of the sale of the Seller's Interest is October 1, 2005 (the "Effective Date"). The closing date for the purchase was November 22, 2005, but was subsequently extended to January 3, 2006, through an Amendment to Purchase and Sale Agreement dated November 2, 2005 (the "Amendment" and the "Closing"). The Amendment also provided that we would equally share the net revenue of the Interest with the Seller for the month of October 2005; provided that we would wire Seller a deposit in the amount of 10% of the purchase price of the Interest, which deposit is refundable to us only in the event that Seller does not have clear title to the Interest at the time of closing; that we will be responsible for all Approval for Expenditures ("AFE") on the new proposed Lindholm-Hanson #9 well, which is planned to spud within thirty days of the Amendment; that any monies paid by Seller in connection with the #9 well prior to October 1, 2005, will be repaid to Seller by us; that we will be responsible for all AFE charges from the date of the Amendment for the workover on the #4 well; and that Seller shall be refunded for all unused and prepaid expenses with U.S. Enercorp, Ltd. for drilling the #11 and Fee #1 wells.

     At the Closing, the Seller shall pay us the aggregate amount of the proceeds actually received by Seller and attributable to production during the period between the Effective Date and the Closing (the "Adjustment Period") of
(i)the proceeds from the sale of oil, gas and hydrocarbons net of gathering processing and transportation costs, and any production, severance, sales or excise and similar taxes not reimbursed to Seller by the purchaser of production, and (ii)other proceeds earned with respect to the purchased leases during the Adjustment Period. Additionally, Seller shall pay us all ad valorem taxes prorated to Seller and assumed by us and an amount equal to all costs attributable to the ownership and operation of the purchased leases which are paid by Seller and incurred at or after the Effective Date.

     Additionally, under the Agreement, we agreed to assume all duties and obligations of the Seller, express and implied, with respect to the purchased Interest, including those arising under any lease, contract, agreement, document, permit, applicable law, statute or rule, regulation, or order of any governmental authority and defend, indemnify and hold Seller harmless from and pay or reimburse Seller for any and all claims in connection with the duties and obligations of Seller in connection with the ownership of the Interest, before or after the Effective Date, except (a) to the extent any such claim has been asserted against Seller prior to the Effective Date, (b) as set forth in the Agreement, or (c) any claim that is expressly assumed by Seller.

     We also agreed to defend, indemnify and hold Seller harmless from and pay or reimburse Seller for any and all claims for damage to the environment, environmental  cleanup,  remediation  or  compliance,  or  for any other relief, arising directly or indirectly from or incident to the use, occupation, operation, maintenance or abandonment of any of the Interest, or condition of the Interest, whether latent or patent, including without limitation, contamination of the property or premises with Naturally Occurring Radioactive Materials ("NORM"), whether such claim was caused by Seller's negligence or strict liability, whether in law or equity, excluding Seller, Seller's agents, employees or contracts gross negligence or willful misconduct.

     The Agreement called for certain assets to be excluded from the sale of the leases including:

     A) All minute books, tax returns, partnership documents of Seller and their business records not related to the purchased interests;

     B) All records that were (i) proprietary in nature, (ii) covered by the attorney-client privilege or work product doctrine, (iii) not readily severable from Seller's general records, or (iv) required by applicable law to be retained by Seller;

     C) All rights and claims arising, occurring, or existing in Seller prior to the Effective Date including, but not limited to, any and all contract rights, claims penalties, receivables, revenues, recoupment rights, rights of reimbursement, audit rights, recovery rights (excepting gas imbalances), accounting adjustments, mispayments, erroneous payments or other claims of any nature relating solely to any time period prior to the Effective Date; and

     D) Any claims, rights and interests of Seller or any of Seller's affiliates in and to any refunds of taxes or fees of any nature whatsoever which relate solely to and arise out of the period prior to the Effective Date.

     All production of oil, gas and other minerals from the Interest prior to the Effective Date and all proceeds from the sale of such production remained the property of the Seller under the Agreement. All such production upon and after the Effective Date and all proceeds from the sale thereof (other than the one-half the net revenue interest from the Interest granted to Seller pursuant to the Amendment) will be our property. We assumed all rights and/or liabilities of Seller arising from any gas imbalances affecting the Interest as of the Effective Date and thereafter.

     We paid Seller the $189,000 for the 10% deposit on the Interest on November 2, 2005 and will pay the additional $1,701,000 at the Closing.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     Effective November 1, 2005, we entered into the Purchase and Sale Agreement with the Seller, as described above, and agreed to pay the Seller an aggregate of $1,890,000, of which we have already paid $189,000 (or 10%) as a deposit, for the Interest (described above) on the Closing date, January 2, 2006 (pursuant to extension in the Amendment), as described in greater detail above under "Item
1.01  Entry  Into  A  Material  Definitive  Agreement."

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.


      On November 3, 2005, our Chief Executive Officer and Chief Financial Officer, Edward R. DeStefano concluded that the Company's unaudited financial statements for the three and six months ended June 30, 2005, which are included in the Company's Form 10-QSB for that period, can no longer be relied upon. Specifically, the Company's consolidated balance sheet will be affected, with a substantial decrease in stockholders' equity and a corresponding increase in liabilities due to the financial restatements. Additionally, there will be a material change in the consolidated statement of operations.


      In connection with the initial filing of a Registration Statement on Form SB-2 ("Form SB-2") on August 5, 2005, and in the customary course of SEC review of the Form SB-2 and other prior Company filings, the SEC issued a comment letter (the "Comment Letter") to the Company dated October 19, 2005. The Comment Letter included comments indicating that the Company's accounting for the secured convertible debt ("Convertible Note") was not in accordance with U.S. generally accepted accounting principles. Specifically, the Convertible Note was deemed to not meet the definition of a "conventional convertible note," and therefore, embedded derivatives included therein such as the Convertible Note feature, stock warrants and stock options issued to the lender, and certain other provisions, should have been accounted for as derivative liabilities and not initially recorded as beneficial conversion features within stockholders' equity. The Company is currently preparing its formal response to the SEC, and will amend its 2005 second quarter Form 10-QSB and Form SB-2, to reflect the revised accounting.

      We have discussed the above matter with our current independent registered accountants pursuant to Item 402(a).

      The SEC has also reviewed and commented on the Company's audited financial statements for the year ended December 31, 2004. As such, the Company has also been in discussions with its former independent accountants, who audited its December 31, 2004 financial statements and the Company has determined that changes to such financials will be required, and that such changes to the Company's audited December 31, 2004 financials will be material in the opinion of the Company's management. The Company plans to file an amended report on Form 10-KSB, to reflect such material modifications to the December 31, 2004 audited financials shortly. The Company is restating its audited December 31, 2004 financials to (a) record its asset retirement obligation effective as of January 1, 2003 and the depreciation and depletion and accretion expenses related thereto and (b) correct an error in the Company's previous calculation of depreciation and depletion of certain oil and gas properties in 2004. Additionally, such restatements to the Company's December 31, 2004 audited financial statements also require us to make similar material modifications and to restate our unaudited financial statements for the three months ended March 31, 2005 and the three and six months ended June 30, 2005. All of the modifications and adjustments to the Company's audited December 31, 2004 financial statements and the Company's unaudited March 31, 2005 financial statements will be described in detail in the footnotes to the those restated financials appearing in the Company's amended 10-KSB for the fiscal year ended December 31, 2004, and the Company's 10-QSB for the quarters ended March 31, 2005 and June 30, 2005, which the Company anticipates filling shortly.



   Item 308(a)(3) of Regulation S-B states that "Management is not permitted to conclude that the small business issuer's internal control over financial reporting is effective if there are one or more material weaknesses in the small business issuer's internal control over financial reporting." Therefore, as a result of the material restatements which will be required in connection with the Company's December 31, 2004, March 31, 2005 and June 30, 2005 financial statements, our Chief Executive Officer and Chief Financial Officer, Edward R. DeStefano, can no longer conclude, after evaluating the effectiveness of our "disclosure controls and procedures" (as defined in the Securities Exchange Act of 1934 Rules 13a-15(e) and 15d-15(e)), as of the end of the Company's December 31, 2004 fiscal year end, and March 31, 2005 and June 30, 2005 quarterly periods that our disclosure controls and procedures were effective to provide reasonable assurance that information we are required to disclose in reports that we file or submit under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission rules and forms, and that such information is accumulated and communicated to our management, including our Chief Executive Officer and Chief Financial Officer, as appropriate, to allow timely decisions regarding required disclosure. As a result, we will also be amending our "Controls and Procedures" language in our amended December 31, 2004 10-KSB filing and March 31, 2005 and June 30, 2005 10-QSB filings, to state that our "Controls and Procedures" were not effective as of the end of those periods.



      The Company believes that these restatements will be a one time occurrence and that moving forward its Controls and Procedures will once again be effective as the Company has received guidance from the SEC regarding its asset retirement obligation, which has been added to its restated financial statements in connection with the estimated future cost of plugging and abandonment of our oil and gas properties at the estimated end of their oil and gas producing lives; the Laurus convertible note accounting involved a highly complex transaction involving an "unconventional" convertible note, and the Company does not anticipate entering into any additional complex financing transactions involving derivatives in the future; the Company is utilizing the guidelines communicated to us by the SEC after various communications regarding accounting for derivatives; the Company has, as of the December 31, 2004 fiscal year end added a certified public accountant to its accounting staff as well as additional outside certified public accountants to manage and review the Company's accounting issues.


ITEM  8.01.  OTHER  EVENTS.

     On November 4, 2005, we entered into an Amendment Agreement with Laurus Master Fund, Ltd. ("Laurus"), whereby Laurus agreed to extend the date which we were required to have our Form SB-2 Registration Statement declared effective, without being in default. In connection with the Registration Rights agreement, entered into on June 30, 2005, we agreed to register the shares of common stock underlying Laurus' Note, Warrant and Option on a registration statement on Form SB-2, which registration statement was to be declared effective by one hundred and twenty (120) days from the date of the closing of the Securities Purchase Agreement, or October 28, 2005, which date, pursuant to the Amendment Agreement was extended to December 12, 2005 (the Securities Purchase Agreement, Note, Warrant, Option and Registration Rights Agreement are described in greater detail in our Report on Form 8-K filed with the Commission on July 8, 2005).

     In connection with the Amendment Agreement, we agreed to reaffirm all covenants, representations and warranties made in the June 30, 2005 closing documents (described in greater detail below) and September 19, 2005 closing documents (described in greater detail in our Report on Form 8-K filed with the Commission on September 21, 2005) and the Registration Rights Agreement, to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of the Amendment Agreement.

     On June 30, 2005, we entered into a Securities Purchase Agreement with Laurus, whereby we sold a Secured Convertible Term Note in the principal amount of fifteen million dollars ($15,000,000)(the "Note"), which is convertible into an aggregate of 24,193,548 shares of the Company's common stock ("Common Stock") at a conversion price of $0.62 per share; issued Laurus a warrant to purchase up to 7,258,065 shares of Common Stock at $.80 per share (the "Warrant"); issued an option to Laurus to purchase up to 10,222,784 shares of the Company's Common Stock representing 20% of the Company's stock on a fully-diluted basis (prior to the issuance of shares in connection with the Purchase and Sale Agreement, described below), for $0.001 per share (the "Option"), of which Laurus has previously exercised a portion of its Option to purchase 3,675,000 shares for an aggregate of $3,675 on June 30, 2005; and entered into a Master Security Agreement, Registration Rights Agreement, Stock Pledge Agreement and Funds Escrow Agreement with Laurus and Century Resources, Inc., the Company's wholly owned subsidiary, entered into a Subsidiary Guaranty with Laurus.


ITEM  9.01.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(A)  FINANCIAL  STATEMENTS  OF  THE  LINDOLM-HANSON  GAS  UNIT  ACQUISITION
          To  be  provided  by  a  subsequent  amendment  to  this  Form  8-K.

(B)  PRO  FORMA  FINANCIAL  INFORMATION:
          To  be  provided  by  a  subsequent  amendment  to  this  Form  8-K.

EXHIBITS:

10.1(1)     Securities  Purchase  Agreement

10.2(1)     Secured  Convertible  Term  Note

10.3(1)     Common  Stock  Purchase  Warrant

10.4(1)     Master  Security  Agreement

10.5(1)     Registration  Rights  Agreement

10.6(1)     Option  Agreement

10.7(2)     September  2,  2005  Purchase  and  Sale  Agreement

10.8(3)     Securities  Purchase  Agreement

10.9(3)     Secured  Term  Note

10.10(3)    Reaffirmation  and  Ratification  Agreement

10.11(3)    Funds  Escrow  Agreement

10.12(3) Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production in Wharton County, Texas

10.13(3) Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production in McMullen County, Texas

10.14(3) Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production in Matagorda County, Texas

10.15(4)    Purchase  and  Sale  Agreement  dated  November 1, 2005 and exhibits

10.16(4)    Amendment  to Purchase  and  Sale  Agreement  dated November 2, 2005

10.17(4)    Amendment  Agreement  to  June  2005  Securities  Purchase Agreement


(1) Filed as exhibits to our Report on Form 8-K filed with the Commission on July 8, 2005, and incorporated herein by reference.

(2) Filed as exhibit 10.1 to our Report on Form 8-K filed with the Commission on September 7, 2005, and incorporated herein by reference.

(3) Filed as exhibits to our Report on Form 8-K filed with the Commission on September 21, 2005, and incorporated herein by reference.


(4) Filed as exhibits to our Report on Form 8-K filed with the Commission on November 7, 2005, and incorporated herein by reference.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NEW  CENTURY  ENERGY  CORP.

                                         /s/  Edward  R.  DeStefano
                                         ---------------------------
                                         Edward  R.  DeStefano,
                                         President


Date:  December 5, 2005